UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 3, 2021

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the company’s 2021 annual meeting of shareholders on February 3, 2021, of the total shares of common stock outstanding and entitled to vote, a total of 113,725,295 shares were represented, constituting a 90.23% quorum. The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:

Proposal No. 1: All of the board’s nominees for director were elected by our shareholders to serve until the company’s 2022 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Kevin Akers	100,960,763	1,883,664	137,518	10,743,350
Robert W. Best	99,912,841	2,932,697	136,407	10,743,350
Kim R. Cocklin	99,178,256	3,668,196	135,493	10,743,350
Kelly H. Compton	102,108,379	734,080	139,486	10,743,350
Sean Donohue	100,072,082	2,763,340	146,523	10,743,350
Rafael G. Garza	100,009,210	2,823,346	149,389	10,743,350
Richard K. Gordon	83,069,753	19,770,436	141,756	10,743,350
Robert C. Grable	95,451,247	7,385,516	145,182	10,743,350
Nancy K. Quinn	95,783,040	7,059,819	139,086	10,743,350
Richard A. Sampson	102,177,942	658,445	145,558	10,743,350
Stephen R. Springer	100,189,720	2,650,599	141,626	10,743,350
Diana J. Walters	88,785,620	14,059,206	137,119	10,743,350
Richard Ware II	96,058,022	6,774,074	149,849	10,743,350
Frank Yoho	102,259,636	574,883	147,426	10,743,350

Proposal No. 2: The amendment of the 1998 Long-Term Incentive Plan was approved by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
94,373,031	7,937,756	671,158	10,743,350

Proposal No. 3: The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2021 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
106,925,474	6,638,959	160,862	—

Proposal No. 4: Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2020, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
94,910,037	6,338,631	1,733,277	10,743,350

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 8, 2021	By:	/s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel and Corporate Secretary